                   ------------------------------------------------------------
                                                  SALOMON BROTHERS

                                                  2008 WORLDWIDE DOLLAR
                                                  GOVERNMENT TERM TRUST INC

                                                  ANNUAL REPORT

                                               ---------------------------------
                                                  JULY 31, 1996
                                               ---------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

September 20, 1996

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust (the "Trust") for the fiscal year ended July 31, 1996. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Trust.

We are pleased to report that the Trust returned 28.68%, based on net asset value per share, during the twelve months ended July 31, 1996, significantly outperforming the 16.11% return of the Lipper Closed-End General World Income Fund Average. In fact, the Trust ranked #1 of 11 funds in this investment category tracked by Lipper Analytical Services, Inc.*

The net asset value of the Trust increased from $8.61 per share on April 30, 1996 to $8.76 per share on July 31, 1996. Dividends of $0.219 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Trust, the net asset value return for the quarter ended July 31, 1996 was 4.36%. In comparison, the Salomon Brothers Mortgage Index returned 1.55% and the Salomon Brothers Brady Bond Index returned 4.69% during the same period.

On July 31, 1996, investments in securities of emerging market issuers, including obligations of sovereign governments, totaled approximately 60% of total investments. The balance of the portfolio was held in mortgage-backed securities (36% of total investments) and zero-coupon municipal bonds (4%).

EMERGING MARKETS DEBT SECURITIES

After a difficult start to the year, there was a decidedly positive tone to the emerging debt markets by the end of July 1996, as political and fundamental economic developments continued to promote growth throughout most of the emerging market nations.

Latin America The Mexican Finance Ministry confirmed late in July that it would repay $7 billion of its remaining $10.5 billion in emergency borrowings from the U.S. Treasury as well as $1 billion in debt owed to the International Monetary Fund (the "IMF"). The repayments, financed in part with a $6 billion floating-rate note issue, are nearly double what Mexico had initially planned. Since these bonds will be repaid from oil-export revenues of government-owned Petroleos Mexicanos, flowing directly to the Federal Reserve Bank of New York, the issue was rated Baa-3 by Moody's Investors Service and BBB- by Standard and Poor's, both higher ratings than garnered by Mexico itself.

Similarly, the Venezuelan government approved the creation of a Debt Rescue Fund that will set aside certain oil revenues to pay down foreign debt. Also, the IMF approved a $1.4 billion standby credit, signifying Venezuela's first formal credit arrangement since 1989. As a further

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

positive sign, Venezuela's economy is estimated to rebound to a 4% annual growth rate in 1997 from a negative 1.1% inflation-adjusted growth rate this year, according to the IMF.

Eastern Europe Russia was the emerging debt market's top performer in July, as pro-reform Boris Yeltsin soundly beat his Communist rival in a runoff presidential election early that month. Investors' main concerns for Russia now are Mr. Yeltsin's health and speculation over a possible successor. Separately, the Russian Central Bank moved to draw more foreign investors into its treasury-bill market in a bid to lower the country's rising interest payments. Foreign investors will now be allowed greater flexibility in investing in ruble-denominated treasury bills, including easier repatriation of profits.

Poland enjoyed another successful issue with its July 9 release of a five-year, 250 million deutschemark Eurobond, priced very competitively over comparable German government bonds. This pricing, along with recent acceptance of Poland into the Organization for Economic Cooperation and Development and its strong trade relations with Germany, are believed to be among the primary reasons German investors account for one-third of the bond issue's placement.

Positive economic developments were also in evidence in Bulgaria, as the IMF approved a fourth standby loan for the country in July. This loan, in turn, should pave the way for additional external financial support from the World Bank and bilateral lenders. Of course, the success of Bulgaria's IMF and World Bank loan programs is dependent on the nation's ongoing progress towards recapitalization and reform of its banking system. Interest payments totaling US$125 million on Brady bonds were paid in July as scheduled.

MORTGAGE-BACKED BONDS

After four consecutive months of negative returns, the mortgage market posted positive returns in June and July. Nevertheless, the strength of economic indicators such as housing, car sales and employment continued to surprise the market and weigh on bond prices.

Interest rates did move slightly higher during the quarter ended July 31, 1996, with long-term rates going as high as 7.18% on July 8, as investors feared that June's employment report would force the Federal Reserve Board to raise short-term interest rates. Instead, Board Chairman Alan Greenspan's response to the speculation conveyed no sense of urgency to actually do so, and long-term rates returned to 6.97%, thereby pushing bond valuations back into positive territory.

More specifically within the mortgage market, prepayment speeds, i.e., a measure of the number of mortgage holders who are refinancing or completing their mortgage obligations, declined during the period. We expect that prepayment speeds will remain relatively unexciting over the next several months, as neither interest rates nor seasonality is anticipated to have a major influence.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Based on this outlook, the Trust's allocation in mortgage securities is invested primarily in discount pass-through mortgage obligations, which continue to provide competitive yields with limited prepayment risk, and in Planned Amortization Class Interest-Only bonds which tend to perform well in neutral and rising interest rate environments.

                                    *  *  *

We appreciate your ongoing interest in the Trust. A recorded periodic update of the developments affecting the markets in which the Trust invests, as well as its top holdings, net asset value and performance are available by calling 1-800-725-6666.

Also note that the annual meeting of shareholders of the Trust will be held on November 13, 1996 at 10:00 am at Salomon Brothers Asset Management, Seven World Trade Center in New York City. We hope those of you who are able to will attend.

                                                    Sincerely,

                                                    LOGO

                                                    MICHAEL S. HYLAND
                                                    Chairman and President

* Lipper rankings change monthly. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

July 31, 1996

PRINCIPAL
 AMOUNT                                                                                              VALUE
  (000)         SOVEREIGN BONDS -- 86.2%                                                           (NOTE 2)
   -----------------------------------------------------------------------------------------------------------
                ARGENTINA -- 16.3%
$28,000         Republic of Argentina, Discount Bond, 6.4375%, 3/31/23*.......................   $  18,777,500
 12,375         Republic of Argentina, FRB, 6.3125%, 3/31/05*.................................       9,343,125
 39,500         Republic of Argentina, Par Bond, 5.25%, 3/31/23*..............................      20,984,375
                                                                                                 -------------
                                                                                                    49,105,000
                                                                                                 -------------
                BRAZIL -- 19.0%
  6,562         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**..........................       4,043,531
  9,500         Federal Republic of Brazil, Discount Bond, Series ZL, 6.50%, 4/15/24*.........       6,667,813
  5,000         Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13............       3,134,375
    683         Federal Republic of Brazil, IDU, 6.6875%, 1/01/01*............................         652,641
  2,000         Federal Republic of Brazil, NMB, 6.5625%, 4/15/09*............................       1,497,500
 76,000         Federal Republic of Brazil, Par Bond, 5.00%, 4/15/24*.........................      41,420,000
                                                                                                 -------------
                                                                                                    57,415,860
                                                                                                 -------------
                BULGARIA -- 5.1%
 16,000         Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*.............       8,360,000
 13,000         Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*........................       4,355,000
  5,750         Republic of Bulgaria, IAB, 6.6875%, 7/28/11*..................................       2,738,437
                                                                                                 -------------
                                                                                                    15,453,437
                                                                                                 -------------
                COSTA RICA -- 2.1%
  9,000         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15..........................       6,300,000
                                                                                                 -------------
                ECUADOR -- 10.3%
 34,000         Republic of Ecuador, Discount Bond, 6.0625%, 2/28/25*.........................      19,550,000
 25,320         Republic of Ecuador, PDI Bond, 6.0625%, 2/27/15*(,)**.........................      11,678,959
                                                                                                 -------------
                                                                                                    31,228,959
                                                                                                 -------------
                MEXICO -- 6.0%
 14,000         United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                  (including 14,000,000 rights)...............................................       9,012,500
 14,000         United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                  (including 14,000,000 rights)...............................................       9,012,500
      1         United Mexican States, Global Bond, 11.50%, 5/15/26...........................           1,095
                                                                                                 -------------
                                                                                                    18,026,095
                                                                                                 -------------
                PHILIPPINES -- 4.1%
 15,500         Republic of the Philippines, Par Bond, Series B, 6.25%, 12/01/17*.............      12,341,875
                                                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1996

PRINCIPAL
 AMOUNT                                                                                              VALUE
  (000)         SOVEREIGN BONDS (CONCLUDED)                                                        (NOTE 2)
   -----------------------------------------------------------------------------------------------------------
                POLAND -- 11.2%
$ 3,000         Republic of Poland, Discount Bond, 6.4375%, 10/27/24*.........................   $   2,835,000
 55,000         Republic of Poland, RSTA Par Bond, 2.75%, 10/27/24*...........................      31,006,250
                                                                                                 -------------
                                                                                                    33,841,250
                                                                                                 -------------
                URUGUAY -- .7%
  3,000         Uruguay, Par Bond, Series A, 6.75%, 2/19/21
                  (including 3,000,000 rights)................................................       2,190,000
                                                                                                 -------------
                VENEZUELA -- 11.4%
 25,000         Republic of Venezuela, Discount Bond, Series A, 6.375%, 3/31/20*
                  (including 178,500 warrants)................................................      17,125,000
  8,000         Republic of Venezuela, FLIRB, Series A, 6.375%, 3/31/07*......................       5,937,500
 13,000         Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                  (including 100,000 warrants)................................................       8,076,250
  5,500         Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                  (including 27,500 warrants).................................................       3,416,875
                                                                                                 -------------
                                                                                                    34,555,625
                                                                                                 -------------
                TOTAL SOVEREIGN BONDS (cost $241,873,135).....................................     260,458,101
                                                                                                 -------------
                MORTGAGE-BACKED SECURITIES -- 50.7%
   -----------------------------------------------------------------------------------------------------------
                Federal Home Loan Mortgage Corp.,
 49,000(#)        Gold, 6.50%, 30 Year (TBA)..................................................      45,784,375
  8,998           Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O).............................         427,395
 24,605           Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O)..............................       3,783,010
 20,617           Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O).............................       1,372,297
  8,221           Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O).............................         976,218
 15,132           Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O).............................       1,588,897
 10,241           Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O).............................         499,254
                Federal National Mortgage Assoc.,
 78,000(#)        6.50%, 30 Year (TBA)........................................................      72,783,750
 20,000(#)        8.00%, 30 Year (TBA)........................................................      20,112,500
 11,850           Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O).................         570,280
 16,923           Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O).................       1,728,140
 11,503           Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O).................         689,008

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

July 31, 1996

PRINCIPAL
 AMOUNT                                                                                              VALUE
  (000)         MORTGAGE-BACKED SECURITIES (CONCLUDED)                                             (NOTE 2)
   -----------------------------------------------------------------------------------------------------------
$ 9,991           Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O).................   $   1,180,198
 27,732           Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC I/O).................       1,629,251
    737           Trust 1993-209, Class PA, 6.00%, 11/25/99, (REMIC) (PAC I/O)................           1,611
                                                                                                 -------------
                TOTAL MORTGAGE-BACKED SECURITIES (cost $159,274,576)..........................     153,126,184
                                                                                                 -------------
                ZERO-COUPON MUNICIPAL BONDS -- 6.2%
   -----------------------------------------------------------------------------------------------------------
 11,200         Austin, Texas Utility System Revenue, Ser. A, 11/15/08........................       5,627,328
                Edinburg, Texas Cons. Independent School District,
  1,845           2/15/08.....................................................................         966,762
  2,705           2/15/09.....................................................................       1,323,962
                Harris County, Texas,
  5,470           8/15/08.....................................................................       2,787,074
                Texas St. Public Finance Auth. Bldg. Rev.,
 10,535           2/1/08......................................................................       5,532,350
                Westmoreland County, Pennsylvania,
  2,665           Series G, 6/1/08............................................................       1,381,536
  2,515           Series G, 12/1/08...........................................................       1,268,063
                                                                                                 -------------
                TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $19,506,076)..........................      18,887,075
                                                                                                 -------------
                TOTAL INVESTMENTS -- 143.1% (cost $420,653,787)...............................     432,471,360
                                                                                                 -------------
                LIABILITIES IN EXCESS OF OTHER ASSETS -- (43.1%)..............................    (130,287,107)
                                                                                                 -------------
                NET ASSETS -- 100.0%..........................................................   $ 302,184,253
                                                                                                  ============

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
 (#) Mortgage dollar roll. (See Note 5)
     FLIRB     --  Front Loaded Interest Reduction Bond.
     FRB       --  Floating Rate Bond.
     IAB       --  Interest in Arrears Bond.
     IDU       --  Interest Due and Unpaid.
     NMB       --  New Money Bond.
     PAC I/O   --  Planned Amortization Class -- Interest Only.
     PDI       --  Past Due Interest.
     REMIC     --  Real Estate Mortgage Investment Conduit.
     RSTA      --  Restructured Trade Agreement.
     TBA       --  To Be Announced Security.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 1996

ASSETS
Investments, at value (cost $420,653,787).....................................................   $432,471,360
Interest receivable...........................................................................      7,163,452
Deferred organization expenses and other assets...............................................         93,254
                                                                                                 ------------
        Total assets..........................................................................    439,728,066
                                                                                                 ------------
LIABILITIES
Payable for investments purchased (Note 5)....................................................    137,050,813
Advisory fee payable..........................................................................        156,221
Administration fee payable....................................................................          3,852
Accrued expenses..............................................................................        332,927
                                                                                                 ------------
        Total liabilities.....................................................................    137,543,813
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, authorized 200,000,000 shares; 34,510,639 shares
  outstanding)................................................................................         34,511
Additional paid-in-capital....................................................................    323,533,363
Undistributed net investment income...........................................................      3,144,797
Accumulated net realized loss on investments..................................................    (36,345,991)
Net unrealized appreciation on investments....................................................     11,817,573
                                                                                                 ------------
        Net assets............................................................................   $302,184,253
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($302,184,253 / 34,510,639 shares)..................................   $       8.76
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 1996

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned...............................................                 $35,275,387
    EXPENSES
        Investment advisory fees...................................................   $1,726,136
        Administration fees........................................................      420,615
        Custodian's fees and expenses..............................................      209,897
        Reports to shareholders....................................................      151,443
        Audit fees and expenses....................................................      145,161
        Transfer agent's fees and expenses.........................................       70,317
        Legal fees and expenses....................................................       65,284
        Directors' fees............................................................       43,617
        Amortization of deferred organization expenses.............................       25,067
        Listing fees...............................................................       18,615
        Insurance..................................................................        8,161
        Miscellaneous..............................................................        6,748
                                                                                      ----------
            Total expenses.........................................................                   2,891,061
                                                                                                    -----------
    Net investment income..........................................................                  32,384,326
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment transactions...................................                  (3,346,053)
    Net change in unrealized appreciation on investments...........................                  42,132,165
                                                                                                    -----------
    Net realized and unrealized gain on investments................................                  38,786,112
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................                 $71,170,438
                                                                                                    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE          FOR THE
                                                                                  YEAR ENDED       YEAR ENDED
                                                                                 JULY 31, 1996    JULY 31, 1995
 -------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income.....................................................   $ 32,384,326     $ 30,581,716
    Net realized loss on investment transactions..............................     (3,346,053 )    (32,112,770 )
    Net change in unrealized appreciation on investments......................     42,132,165       25,586,089
                                                                                 ------------     ------------
    Net increase in net assets from operations................................     71,170,438       24,055,035
DIVIDENDS
    Dividends from net investment income......................................    (30,231,286 )    (30,231,321 )
                                                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS
    Additional offering costs paid............................................        (17,416 )             --
                                                                                 ------------     ------------
    Total increase (decrease).................................................     40,921,736       (6,176,286 )
                                                                                 ------------     ------------
NET ASSETS
    Beginning of period.......................................................    261,262,517      267,438,803
                                                                                 ------------     ------------
    End of period (includes undistributed net investment income of $3,144,797
      and $991,757 for the year ended July 31, 1996 and 1995, respectively)...   $302,184,253     $261,262,517
                                                                                 ------------     ------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 1996

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments.............................................   $(149,651,337)
    Proceeds from disposition of long-term portfolio investments and principal paydowns......     134,886,506
    Net sales of short-term portfolio investments............................................       1,053,000
                                                                                                -------------
                                                                                                  (13,711,831)
    Net investment income....................................................................      32,384,326
    Amortization of net premium/discount on investments......................................       3,961,565
    Amortization of organization expenses....................................................          25,067
    Net change in receivables/payables related to operations.................................        (332,235)
                                                                                                -------------
        Net cash flows provided by operating activities......................................      22,326,892
                                                                                                -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Net increase from dollar roll transactions...............................................       7,903,813
    Cash dividends paid......................................................................     (30,231,286)
                                                                                                -------------
        Net cash flows used by financing activities..........................................     (22,327,473)
                                                                                                -------------
Net decrease in cash.........................................................................            (581)
Cash at beginning of period..................................................................             581
                                                                                                -------------
CASH AT END OF PERIOD........................................................................   $           0
                                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 1996, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sales price prior to the time of determination if there were a sale on the date of determination or (ii) at the bid price if there were no sale on such date. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. Through August 31, 1995, the Trust also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Trust.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. The Trust paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 1996, the Adviser owned 13,485 shares of the Trust.

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended July 31, 1996 aggregated $149,651,337 and $134,731,506, respectively.

The federal income tax cost basis of the Trust's investments at July 31, 1996 was $423,649,042 and, accordingly, net unrealized appreciation for federal income tax purposes was $8,822,318 (gross unrealized appreciation -- $31,077,015; gross unrealized depreciation -- $22,254,697).

Pursuant to federal income tax regulations, the Trust elected to treat capital losses of $2,412,950, incurred in the period November 1, 1995 through July 31, 1996, as having occurred on August 1, 1996. In addition, the Trust has a capital loss carryforward as of July 31, 1996 of $30,901,987 of which $1,007,552 expires in 2003 and $29,894,435 expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 5. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At July 31, 1996, the Trust contracted to repurchase mortgage-backed securities of $137,050,813 for a scheduled settlement on August 12, 1996. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as a financing arrangement; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 31, 1996 was approximately $136,757,374.

NOTE 6. DIVIDENDS

Subsequent to July 31, 1996, the Board of Directors of the Trust declared dividends of $.073 per common share payable August 30, 1996 and September 30, 1996 to shareholders of record on August 13, 1996 and September 17, 1996, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

NOTE 7. QUARTERLY DATA (UNAUDITED)

                                                                                                NET REALIZED AND
                                                                                                UNREALIZED GAINS
                                                                      NET INVESTMENT              (LOSSES) ON
                                                                          INCOME                  INVESTMENTS
                                                              -----------------------------     ----------------
  QUARTERLY PERIOD                TOTAL INCOME                AMOUNT              PER SHARE           AMOUNT
----------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993               $4,213,943               $3,742,547              $.11          $ 15,377,808
November 1, 1993
 to January 31, 1994                8,223,079                7,493,911               .22             9,305,565
February 1, 1994
 to April 30, 1994                  8,123,521                7,473,849               .22           (75,995,205)
May 1, 1994
 to July 31, 1994                   8,424,530                7,757,590               .22            (5,419,573)
August 1, 1994
 to October 31, 1994                7,420,417                6,804,657               .20            (7,250,281)
November 1, 1994
 to January 31, 1995                8,390,082                7,653,347               .22           (19,106,384)
February 1, 1995
 to April 30, 1995                  8,331,322                7,787,434               .23             4,051,303
May 1, 1995
 to July 31, 1995                   8,968,424                8,336,278               .24            15,778,681
August 1, 1995
 to October 31, 1995                8,600,890                7,951,429               .23             9,887,863
November 1, 1995
 to January 31, 1996                8,980,759                8,256,058               .24            45,110,600
February 1, 1996
 to April 30, 1996                  8,799,010                7,991,738               .23           (20,711,120)
May 1, 1996
 to July 31, 1996                   8,894,728                8,185,101               .24             4,498,769




                                 NET REALIZED AND
                                 UNREALIZED GAINS                   NET INCREASE
                                   (LOSSES) ON                (DECREASE) IN NET ASSETS             DIVIDENDS AND
                                   INVESTMENTS                RESULTING FROM OPERATIONS            DISTRIBUTIONS
                                   ------------          ---------------------------------          -------------
  QUARTERLY PERIOD                  PER SHARE               AMOUNT               PER SHARE             AMOUNT
-----------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993                 $  .44              $19,120,355              $  .55             $2,519,277
November 1, 1993
 to January 31, 1994                    .27               16,799,476                 .49              8,248,043
February 1, 1994
 to April 30, 1994                    (2.21)             (68,521,356)              (1.99)             7,557,829
May 1, 1994
 to July 31, 1994                     ( .15)               2,338,017                 .07              7,557,830
August 1, 1994
 to October 31, 1994                  ( .21)                (445,624)              ( .01)             7,557,829
November 1, 1994
 to January 31, 1995                  ( .55)             (11,453,037)              ( .33)             7,557,830
February 1, 1995
 to April 30, 1995                      .11               11,838,737                 .34              7,557,830
May 1, 1995
 to July 31, 1995                       .46               24,114,959                 .70              7,557,832
August 1, 1995
 to October 31, 1995                    .28               17,839,292                 .51              7,557,830
November 1, 1995
 to January 31, 1996                   1.31               53,366,658                1.55              7,557,831
February 1, 1996
 to April 30, 1996                    ( .60)             (12,719,382)              ( .37)             7,557,830
May 1, 1996
 to July 31, 1996                       .13               12,683,870                 .37              7,557,795


                                   DIVIDENDS AND
                                   DISTRIBUTIONS                     SHARE PRICE
                                  --------------            ----------------------------
  QUARTERLY PERIOD                   PER SHARE                HIGH                  LOW
----------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993                  $.073                 $10 1/8               $9 5/8
November 1, 1993
 to January 31, 1994                   .239                  10                    9 1/8
February 1, 1994
 to April 30, 1994                     .219                  10                    7 3/4
May 1, 1994
 to July 31, 1994                      .219                   8 1/2                7 3/4
August 1, 1994
 to October 31, 1994                   .219                   8 1/4                7 1/8
November 1, 1994
 to January 31, 1995                   .219                   7 7/8                6 3/8
February 1, 1995
 to April 30, 1995                     .219                   7 1/2                6 7/8
May 1, 1995
 to July 31, 1995                      .219                   8 1/4                7 3/8
August 1, 1995
 to October 31, 1995                   .219                   8 1/8                7 5/8
November 1, 1995
 to January 31, 1996                   .219                   8 7/8                7 3/4
February 1, 1996
 to April 30, 1996                     .219                   9                    8
May 1, 1996
 to July 31, 1996                      .219                   8 3/4                8 3/8

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                 FOR THE            FOR THE         AUGUST 27, 1993*
                                                               YEAR ENDED         YEAR ENDED            THROUGH
                                                              JULY 31, 1996      JULY 31, 1995       JULY 31, 1994
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................        $   7.57           $   7.75            $   9.40++
                                                                 --------           --------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................             .94                .89                 .77
Net realized and unrealized gain (loss) on investments...            1.12               (.19)              (1.65)
                                                                 --------           --------            --------
    Total from investment operations.....................            2.06                .70                (.88)
                                                                 --------           --------            --------
LESS DIVIDENDS:
Dividends from net investment income.....................            (.87)              (.88)               (.75)
                                                                 --------           --------            --------
Offering costs with respect to issuance of shares........              --                 --                (.02)
                                                                 --------           --------            --------
Net asset value, end of period...........................        $   8.76           $   7.57            $   7.75
                                                                 --------           --------            --------
Market price per share, end of period....................        $  8.625           $  7.875            $  7.875
                                                                 --------           --------            --------
TOTAL INVESTMENT RETURN(A):..............................          21.39%             12.05%              (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses.......................................           1.01%              1.01%                .89%#
    Net investment income................................          11.27%             12.20%               9.36%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)......................        $302,184           $261,263            $267,439
    Average net assets (000).............................        $287,466           $250,594            $304,526
    Portfolio turnover rate..............................             32%                52%                 11%
    Asset coverage to dollar rolls outstanding at period
      end................................................            320%               302%                299%
    Total mortgage dollar rolls outstanding at period end
      (000)..............................................        $137,051           $129,147            $134,549

--------------------------------------------------------------------------------

   * Commencement of investment operations.
   + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share. The calculated return has not been annualized.
  ++ Net asset value immediately after closing of initial public offering was $9.38.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the
     Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total investment returns for periods of less than one full year are not annualized.
   # Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 27, 1993 (commencement of operations) through July 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
September 18, 1996

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation -- Taxation of Stockholders."

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION  (concluded)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

STEVEN GUTERMAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President
      and General Counsel

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

JENNIFER MUZZEY

      Assistant Secretary
----------------------
SALOMON BROTHERS

2008 WORLDWIDE DOLLAR

GOVERNMENT TERM TRUST INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Investors Bank and Trust Company
      89 South Street, P.O. Box 1537
      Boston, MA 02205-1537

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBG

---------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

--------------------------------------------------------------------------------

  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005